FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): August 2, 2004



                             Greenbriar Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)






         Nevada                       0-8187                     75-2399477
------------------------       ---------------------         -------------------
(State of incorporation)       (Commission File No.)           (IRS Employer
                                                             Identification No.)






                 1755 Wittington, Suite 340, Dallas, Texas 75234
          ------------------------------------------------------------
          (Address of principal executive offices, including zip code)




                                 (972) 407-8400
              ----------------------------------------------------
              (Registrant's telephone number, including area code)




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Item 5.  Other Events and Required ID disclosures

         On January 8, 2004, Greenbriar Corporation (the "Company") issued a press release announcing that the Internal Revenue Service was considering assessing penalties against the Company under Section 6700 of the Internal Revenue Code.

         On August 2, 2004, the Company issued a press release announcing a settlement of the above matter with the Internal Revenue Service wherein the Company agreed to pay $216,000 as a penalty pursuant to Section 6700 but expressly denied that it engaged in any conduct that would be subject to penalty under the tax law. A copy of this press release is attached hereto as Exhibit
99.1 and is incorporated herein by reference.

         This information and Exhibit 99.1 hereto are being furnished, and shall not be deemed to be "filed", with the SEC. The information in this current Report on Form 8-K shall not be incorporated by reference into any filing of the registrant with the SEC, whether made before or after the date hereof, regardless of any general incorporation language in such filings.

Item 7.  Financial Exhibits, Pro Forma Financial Information and Exhibits.

         (c)      Press Release of Greenbriar Corporation dated August 2, 2004.





                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    August 3, 2004                 GREENBRIAR CORPORATION
                                        (Registrant)

                                        By: /s/  Gene S. Bertcher
                                           -------------------------------------
                                           Gene S. Bertcher
                                           President and Chief Executive Officer







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                                  EXHIBIT INDEX

Exhibit #

99.1                Press Release of Greenbriar Corporation dated August 2, 2004